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EXHIBIT

23.1  CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the inclusion in Form 8K/A of our report dated March 17, 1998, on our audit of the consolidated financial statements of Peterson Consulting L.L.C.



                                       /s/ Crowe, Chizek and Company LLP

Oak Brook, Illinois
November 3, 1998


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